SELIGMAN
      ----------          [PICTURE OF CLOCKS OMITTED]
      SMALL-CAP
      VALUE FUND

                                 Mid-Year Report
                                  June 30, 2001


                                A VALUE APPROACH
                                 TO SEEKING THE
                              CAPITAL APPRECIATION
                                  POTENTIAL OF
                                SMALLER COMPANIES


                                   [J&W LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


[PICTURE OMITTED]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

Times Change...
Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


 ...VALUES ENDURE
Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

Table of Contents
To the Shareholders ..................................   1
Interview With Your Portfolio Managers ...............   2
Performance Overview .................................   4
Portfolio Overview ...................................   6
Portfolio of Investments .............................   8
Statement of Assets and Liabilities ..................   9
Statement of Operations ..............................  10
Statements of Changes in Net Assets ..................  11
Notes to Financial Statements ........................  12
Financial Highlights .................................  15
Report of Independent Auditors .......................  17
Board of Directors ...................................  18
Executive Officers AND For More Information ..........  19
Glossary of Financial Terms ..........................  20

TO THE SHAREHOLDERS

For the six months ended June 30, 2001, Seligman Small-Cap Value Fund performed strongly, posting a total return of 9.09% based on the net asset value of Class A shares. During the same time period, the Russell 2000 Value Index returned 12.78%, and the Lipper Small Cap Value Average returned 14.97%.

The US economy continued to slow appreciably in the first half of 2001, and companies' earnings generally fell short of their targets. This contributed to heightened stock market volatility during the period. Small-cap stocks enjoyed positive returns, while large-cap stocks experienced difficulties. The Standard & Poor's 500 Composite Stock Index (S&P 500), measuring large-cap stocks, lost 6.70% for the six months ended June 30, 2001. In this weak economic environment, small-cap value stocks like those your Fund holds fared especially well.

The current slowdown has been characterized by a dramatic decrease in capital expenditures, particularly in the technology area, a decrease in industrial production, as well as weak corporate earnings and rising unemployment. However, both consumer spending and the housing market have remained strong. These factors have been crucial in helping the economy avoid recession.

Technology companies in particular are struggling with overcapacity. During the technology boom of the late 1990's, many technology companies took advantage of readily available capital to build capacity, creating a glut that is now hurting profits. For the most part, industrial companies are in a better position than technology companies, but their profits have been hurt as well by a strong dollar and weak demand from abroad.

The Federal Reserve Board has responded aggressively to these circumstances, lowering interest rates six times during the first six months of 2001, for a total of 275 basis points. The Fed hopes that monetary easing will encourage increased business investment and stimulate growth. The Fed has indicated that it considers near-term economic weakness to be more of a threat to prosperity than any inflationary pressures brought about by monetary easing. In fact, inflationary forces have remained benign, giving the Fed flexibility to cut rates again later in the year.

Looking ahead to the remainder of 2001, we anticipate that the economy will respond favorably to the Fed's interest rate cuts. Economic response to changes in monetary policy typically has a lag time of six to nine months; therefore, the economy is probably just beginning to respond to this stimulus. Consumer spending could receive an additional boost from the federal tax rebate, as well as from lower energy prices.

We are optimistic that the stage is being set for a return to healthy economic growth. Corporate earnings may well have bottomed out, and profits could begin to recover as early as the end of 2001, but more likely in 2002. Improved profits should translate into both more spending by businesses and better sentiment toward the stock market. Historically, small-cap and value stocks have benefited as the economy emerges from a slowdown, and we think this bodes well for your Fund.

Thank you for your continued support of Seligman Small-Cap Value Fund. A discussion with your Portfolio Managers, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter.

By order of the Board of Directors,


/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                 /s/ Brian T. Zino
                                 -----------------
                                 Brian T. Zino
                                 President
August 10, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

Q: HOW DID SELIGMAN SMALL-CAP VALUE FUND PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 2001?

A: For the six months ended June 30, 2001, Seligman Small-Cap Value Fund delivered a total return of 9.09% based on the net asset value of Class A shares. During the same period, small-cap value stocks, as measured by the Russell 2000 Value Index, returned 12.78%, while the Fund's peers, as measured by the Lipper Small Cap Value Average, returned 14.97%.

Q: WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S RESULTS DURING THE FIRST HALF OF THE FISCAL YEAR?

A: Seligman Small-Cap Value Fund enjoyed positive performance based on a number of factors. Small-cap value stocks in general benefited in the aftermath of the steep share price declines in technology stocks. In our view, many of these technology stocks were grossly overvalued and lacked the earnings to justify their high share prices. Inevitably, however, the speculation that had been driving the stock market subsided, and investors once again sought fair valuations and earnings. Attention was naturally refocused on value stocks. In addition, the outflow of money from value funds was reversed, and supply and demand dynamics improved for many funds, including Seligman Small-Cap Value Fund.

     During the first six months of 2001, the Federal Reserve Board lowered interest rates six times, for a total of 275 basis points. The Fed's actions were in response to the sharp downturn in the US economy, in which both the manufacturing sector and corporate earnings growth have been badly hurt. While the stock market's reaction to the rate cuts has been mixed, we believe the Fed will succeed in its goal of avoiding recession and restarting economic growth. Equity investors should be encouraged by this because corporate earnings will likely recover when the economy does, aiding stock prices.

Q:   WHAT WAS THE FUND'S INVESTMENT STRATEGY DURING THIS PERIOD?

A: During the period under review, we continued to construct the Fund's portfolio from the bottom up, and to manage it based on a long-term time horizon. As value investors, our focus remained on relative movements in valuation, rather than movements in the overall market. The Fund's strong performance was driven in large part by our holdings in consumer-related stocks, including both retailers and consumer cyclicals. We slightly increased our weighting in consumer cyclicals, anticipating that when the economy does recover, these stocks will be among the first to show strength. The Fund's consumer holdings experienced significant gains in share price over the last six


[PICTURE OMITTED]

VALUE TEAM: (STANDING, FROM LEFT) NEVIS GEORGE (ADMINISTRATIVE ASSISTANT), MILTON RUBIN (CLIENT SERVICES), MICHELLE BORRE, (SEATED, FROM LEFT)RICHARD S. ROSEN (CO-PORTFOLIO MANAGER), NEIL T. EIGEN (PORTFOLIO MANAGER); (NOT PICTURED) MITCH SCHENKMAN

A TEAM APPROACH
Seligman Small-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has over 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen, the Fund's Co-Portfolio Manager, are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying reasonably valued small-capitalization companies with the potential for high returns on equity.

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

     months, reflecting the continued strength of the consumer in the US economy.

     Our exposure to financial companies proved beneficial to performance. Earnings for financial stocks have held up well in the current environment. Our holdings in the financial sector were focused on insurance companies, which have successfully implemented rate increases over the past six months, and on money center banks with steady revenues provided by operations- and processing-based businesses. In addition, the Fund had exposure to energy-related and machinery companies, and these holdings had a positive impact on performance as well.

     Going forward, we do not plan any major changes to the Fund's portfolio. Given the attractive valuations of many technology companies, we will likely find opportunities to increase our exposure in this area. In the months ahead we expect that the economy will improve, and that the dollar will weaken. We think these trends will have a positive impact on economically sensitive industries, such as paper and chemicals, and we have positioned the Fund to benefit from this.

Q:   WHAT IS YOUR OUTLOOK?

A: While the US economy will probably avoid slipping into a recession (conventionally defined as two consecutive quarters of negative growth), there is no question that corporate profits have been seriously impacted by the current economic slowdown. Overcapacity is still a problem for many companies, and inventory levels must continue to be reduced. We think that corporations will be slow to increase their capital expenditures, given the current weak profit picture and the high levels of capital spending seen in recent years. As a result, over the short term, our outlook for overall profit growth is restrained. Working in the economy's favor, however, is the strength of consumer spending and of the housing market, as well as federal tax cuts and rebate checks. Most importantly, inflation remains stable, creating the possibility that the Fed will lower interest rates further.

     Our outlook for the small-cap sector remains positive. History has shown that the best time to buy small-cap stocks is when the Fed is cutting rates and when the economy is coming out of a slowdown. In our view, economically sensitive stocks will benefit first from an economic upswing, and we think this circumstance naturally favors value. We expect that during the remainder of 2001 Seligman Small-Cap Value Fund will continue the success it enjoyed during the first half of the year.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2001

                                                                        AVERAGE ANNUAL
                                                              ------------------------------------
                                                                           CLASS C
                                                                            SINCE         SINCE
                                                 SIX           ONE        INCEPTION     INCEPTION
                                                MONTHS*        YEAR         5/27/99       4/25/97
                                               --------       ------       ---------     ---------
CLASS A**
With Sales Charge                                3.90%         29.38%         n/a          9.64%
Without Sales Charge                             9.09          35.82          n/a         10.94

CLASS B**
With CDSC+                                       3.61          29.86          n/a          9.80
Without CDSC                                     8.61          34.86          n/a         10.16

CLASS C**
With Sales Charge and CDSC                       6.52          32.51        13.43%          n/a
Without Sales Charge and CDSC                    8.61          34.86        13.96           n/a

CLASS D**
With 1% CDSC                                     7.61          33.86          n/a           n/a
Without CDSC                                     8.61          34.86          n/a         10.16

LIPPER SMALL CAP VALUE AVERAGE***               14.97          29.69        17.76+++      14.75++

RUSSELL 2000 VALUE INDEX***                     12.78          30.87        15.22+++      12.97++


NET ASSET VALUE

             JUNE 30, 2001     DECEMBER 31, 2000    JUNE 30, 2000
             -------------     -----------------    -------------
CLASS A         $10.92              $10.01              $8.04
CLASS B          10.60                9.76               7.86
CLASS C          10.60                9.76               7.86
CLASS D          10.60                9.76               7.86

CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 2001

REALIZED            $0.387
UNREALIZED           1.335(O)

Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.



-------------
  *Returns for periods of less than one year are not annualized.
 **Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
***The Lipper Small Cap Value Average and the Russell 2000 Value Index are unmanaged benchmarks that assume investment of dividends, and exclude the effect of fees and/or sales charges. The monthly performances of the Lipper Small Cap Value Average are used in the Performance Overview. Investors cannot invest directly in an average or an index.
  +The CDSC is 5% for periods of one year or less, and 2% since inception. ++From April 30, 1997.
+++From May 31, 1999.
  oRepresents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2001.

Performance Overview


GROWTH OF AN ASSUMED $10,000 INVESTMENT

     [THE FOLLOWING TABLES REPRESENTS BAR CHARTS IN THE PRINTED DOCUMENT.]


CLASS A SHARES

APRIL 25, 1997+ TO JUNE 30, 2001

Class A

4/25/97                             9520

6/30/97                             11466.7
                                    13160

12/31/97                            12982.9
                                    13650

6/30/98                             12289
                                    9247

12/31/98                            10540
                                    9777

6/30/99                             12094
                                    10513

12/31/99                            10646
                                    10848

6/30/00                             10821
                                    12099.2

12/31/00                            13472
                                    13243.2

6/30/01                             14696.8


CLASS B SHARES

APRIL 25, 1997+ TO JUNE 30, 2001

Class B

4/25/97                             10000

6/30/97                             12030.8
                                    13781.5

12/31/97                            13581.5
                                    14240

6/30/98                             12811
                                    9615

12/31/98                            10946
                                    10130

6/30/99                             12507
                                    10861

12/31/99                            10972
                                    11170

6/30/00                             11113.3
                                    12414.1

12/31/00                            13799.7
                                    13531.1

6/30/01                             14987.4

CLASS C SHARES

MAY 27, 1999+ TO JUNE 30, 2001


Class C

5/27/99                             9900

6/30/99                             10866
                                    9438

12/31/99                            9534
                                    9706

6/30/00                             9657
                                    10787.1

12/31/00                            11991.1
                                    11757.7

6/30/01                             13023.2


CLASS D SHARES

APRIL 25, 1997+ TO JUNE 30, 2001

Class D

4/25/97                      10000

6/30/97                      12030.8
                             13781.5

12/31/97                     13581.5
                             14254

6/30/98                      12811
                             9615

12/31/98                     10946
                             10130

6/30/99                      12507
                             10861

12/31/99                     10972
                             11170

6/30/00                      11113
                             12414.1

12/31/00                     13799.7
                             13531.1

6/30/01                      14987.4


These charts reflect the growth of a $10,000 investment for Class A, Class B, Class C, and Class D shares since inception, assuming that all distributions within the period are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable. The stocks of smaller companies may be subject to above-average price fluctuations. Past performance is not indicative of future investment results. An investment in the Fund is subject to certain risks, including the possible loss of principal.



-------------
* Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.

**Excludes the effect of the 2% CDSC.

 +Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
JUNE 30, 2001

                                                                                              PERCENT OF NET ASSETS
                                                                                             -----------------------
                                                                                             JUNE 30,   DECEMBER 31,
                                                ISSUES        COST              VALUE          2001         2000
                                                ------    ------------      ------------     --------   ------------
COMMON STOCKS:
   Advertising ...................                --                --                --         --         2.2%
   Aerospace .....................                 1      $  1,242,441      $  1,440,625        0.9%        3.7
   Apparel and Textiles ..........                 1         2,905,929         1,251,375        0.8         1.4
   Banking .......................                 1         3,165,947         3,349,500        2.2         5.6
   Building and Construction .....                 1         2,330,406         4,266,500        2.8         3.4
   Business Goods and Services ...                 2         7,126,685         6,787,658        4.4         2.5
   Chemicals .....................                 4        16,819,206        15,650,064       10.3         6.9
   Consumer Goods and Services ...                 2         7,936,800         8,291,400        5.4         1.1
   Drugs and Health Care .........                 3         5,860,086        10,991,500        7.2         9.5
   Electronics ...................                 2        10,278,989         9,285,000        6.1         2.7
   Finance and Insurance .........                 5        19,832,836        23,069,144       15.1        12.2
   Leisure and Related ...........                 1         2,501,963         4,189,900        2.7         2.5
   Machinery .....................                 1         5,987,148         8,473,375        5.5         5.5
   Manufacturing .................                 2         5,223,913         7,540,100        4.9         4.6
   Medical Products and Technology                 1         4,108,785         4,360,000        2.9         1.9
   Oil and Gas ...................                 2         2,060,195         4,250,500        2.8         8.1
   Packaging/Containers ..........                 2         7,617,219         5,479,300        3.6         3.8
   Plastics ......................                 1         1,712,310         1,407,000        0.9         1.4
   Printing and Publishing .......                 1         5,646,047         3,888,500        2.6         2.7
   Restaurants ...................                 1         2,765,687         3,915,000        2.6         2.8
   Retail Trade ..................                 4        10,741,662        16,290,387       10.7         7.5
   Transportation ................              ----                --                --         --         3.7
   Utilities .....................                 1         2,687,000         3,385,782        2.2         3.0
                                                ----      ------------      ------------      -----       -----
                                                  39       128,551,254       147,562,610       96.6        98.7
SHORT-TERM HOLDING AND
    OTHER ASSETS LESS LIABILITIES                  1         5,205,187         5,205,187        3.4         1.3
                                                ----      ------------      ------------      -----       -----
NET ASSETS .......................                40      $133,756,441      $152,767,797      100.0       100.0
                                                ====      ============      ============      =====       =====

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS




TEN LARGEST PURCHASES
---------------------
Sensormatic Electronics*
Mutual Risk Management
NOVA Chemicals (Canada)*
Korn/Ferry International*
PartnerRe (Bermuda)*
Constellation Brands (Class B)*
PMI Group (The)*
Pharmacopeia
Minerals Technologies
Trimble Navigation

TEN LARGEST SALES
-----------------
Midcoast Energy Resources**
IndyMac Bancorp**
Liberty Financial Companies**
Litton Industries**
CNF**
Interpublic Group of Companies**
Valero Energy
Dal-Tile International
ABC-NACO**
Abercrombie & Fitch (Class A)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

-------------
 * Position added during the period.
** Position eliminated during the period.

LARGEST PORTFOLIO HOLDINGS
JUNE 30, 2001

SECURITY                                                           VALUE
--------                                                        ----------
Stewart & Stevenson Services ...............................    $8,473,375
Mutual Risk Management .....................................     7,657,560
Sensormatic Electronics ....................................     5,440,000
Wet Seal (The) (Class A) ...................................     4,802,700
Abercrombie & Fitch (Class A) ..............................     4,672,500

SECURITY                                                           VALUE
--------                                                        ----------
Fred's .....................................................    $4,667,187
Crompton ...................................................     4,360,000
Pharmacopeia ...............................................     4,360,000
Apria Healthcare Group .....................................     4,327,500
PMI Group (The) ............................................     4,299,600

LARGEST INDUSTRIES
JUNE 30, 2001

Percent of
Net Assets
----------

  FINANCE         RETAIL          CHEMICALS          DRUGS          ELECTR0NICS
    AND           TRADE                               AND
 INSURANCE                                        HEALTH CARE
   15.1           10.7              10.3              7.2               6.1

$23,069,144    $16,290,387       $15,650,064      $10,991,500       $9,285,000

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001

                                      SHARES         VALUE
                                     --------    ------------
COMMON STOCKS  96.6%
AEROSPACE  0.9%
Cubic                                 46,100     $  1,440,625
                                                 ------------
APPAREL AND TEXTILES  0.8%
Cutter & Buck*                       235,000        1,251,375
                                                 ------------
BANKING  2.2%
Commercial Federal                   145,000        3,349,500
                                                 ------------
BUILDING AND
   CONSTRUCTION  2.8%
Dal-Tile International*              230,000        4,266,500
                                                 ------------
BUSINESS GOODS AND
   SERVICES  4.4%
Korn/Ferry International             200,000        3,100,000
Pittston Brink's Group               165,440        3,687,658
                                                 ------------
                                                    6,787,658
                                                 ------------
CHEMICALS  10.3%
Crompton                             400,000        4,360,000
Minerals Technologies                 90,000        3,862,800
NOVA Chemicals (Canada)              200,000        4,138,000
Olin                                 193,600        3,289,264
                                                 ------------
                                                   15,650,064
                                                 ------------
CONSUMER GOODS AND
   SERVICES  5.4%
Constellation Brands (Class B)*      100,000        4,100,000
Fresh Del Monte Produce*             380,000        4,191,400
                                                 ------------
                                                    8,291,400
                                                 ------------
DRUGS AND HEALTH CARE  7.2%
Apria Healthcare Group*              150,000        4,327,500
Omnicare                             160,000        3,232,000
Oxford Health Plans*                 120,000        3,432,000
                                                 ------------
                                                   10,991,500
                                                 ------------
ELECTRONICS  6.1%
Sensormatic Electronics*             320,000        5,440,000
Trimble Navigation*                  200,000        3,845,000
                                                 ------------
                                                    9,285,000
                                                 ------------
FINANCE AND INSURANCE  15.1%
Berkley (W.R.)                        85,200        3,528,984
Mutual Risk Management               860,400        7,657,560
PartnerRe (Bermuda)                   70,000        3,878,000
PMI Group (The)                       60,000        4,299,600
RenaissanceRe Holdings (Bermuda)      50,000        3,705,000
                                                 ------------
                                                   23,069,144
                                                 ------------
LEISURE AND RELATED  2.7%
Harman International Industries      110,000        4,189,900
                                                 ------------
MACHINERY  5.5%
Stewart & Stevenson Services         265,000        8,473,375
                                                 ------------

MANUFACTURING  4.9%
Furniture Brands International*      140,000        3,920,000
Mueller Industries*                  110,000        3,620,100
                                                 ------------
                                                    7,540,100
                                                 ------------
MEDICAL PRODUCTS AND
   TECHNOLOGY  2.9%
Pharmacopeia*                        200,000        4,360,000
                                                 ------------
OIL AND GAS  2.8%
Equitable Resources                  100,000        3,331,000
Valero Energy                         25,000          919,500
                                                 ------------
                                                    4,250,500
                                                 ------------
PACKAGING/CONTAINERS  3.6%
BWAY*                                268,500        1,423,050
Smurfit-Stone Container*             250,000        4,056,250
                                                 ------------
                                                    5,479,300
                                                 ------------
PLASTICS  0.9%
Lamson & Sessions*                   210,000        1,407,000
                                                 ------------
PRINTING AND
   PUBLISHING  2.6%
Cadmus Communications                350,000        3,888,500
                                                 ------------

RESTAURANTS  2.6%
Jack in the Box*                     150,000        3,915,000
                                                 ------------
RETAIL TRADE  10.7%
Abercrombie & Fitch (Class A)*       105,000        4,672,500
Fred's                               181,250        4,667,187
Urban Outfitters*                    200,000        2,148,000
Wet Seal (The) (Class A)*            140,000        4,802,700
                                                 ------------
                                                   16,290,387
                                                 ------------
UTILITIES  2.2%
Orion Power Holdings                 142,200        3,385,782
                                                 ------------
TOTAL COMMON STOCKS
  (Cost $128,551,254)                             147,562,610

FIXED TIME DEPOSITS  2.0%
  (Cost $3,000,000)
Bayerische Hypo-und
  Vereinsbank, Grand Cayman
  4.125%, 7/2/01                                    3,000,000
                                                 ------------
TOTAL INVESTMENTS  98.6%
  (Cost $131,551,254)                             150,562,610
OTHER ASSETS
   LESS LIABILITIES  1.4%                           2,205,187
                                                 ------------
NET ASSETS  100.0%                               $152,767,797
                                                 ============

-------------
* Non-income producing security.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001

ASSETS:
Investments, at value:
  Common stocks (cost $128,551,254) .........................$147,562,610
  Short-term holdings (cost $3,000,000) .....................   3,000,000      $ 150,562,610
                                                             ------------
Cash ....................................................................              4,876
Receivable for securities sold ..........................................          2,504,453
Receivable for Capital Stock sold .......................................          1,192,872
Expenses prepaid to shareholder service agent ...........................             36,524
Receivable for dividends and interest ...................................             25,764
Deferred organization expenses ..........................................              2,147
Other ...................................................................             30,032
                                                                               -------------
TOTAL ASSETS ............................................................        154,359,278
                                                                               -------------

LIABILITIES:
Payable for securities purchased ........................................            782,190
Payable for Capital Stock repurchased ...................................            436,043
Management fee payable ..................................................            121,207
Accrued expenses and other ..............................................            252,041
                                                                               -------------
TOTAL LIABILITIES .......................................................          1,591,481
                                                                               -------------
NET ASSETS ..............................................................      $ 152,767,797
                                                                               =============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized;
  14,239,539 shares outstanding):
  Class A ...............................................................      $       5,564
  Class B ...............................................................              5,196
  Class C ...............................................................                992
  Class D ...............................................................              2,488
Additional paid-in capital ..............................................        153,184,101
Accumulated net investment loss .........................................           (902,318)
Accumulated net realized loss ...........................................        (18,539,582)
Net unrealized appreciation of investments ..............................         19,011,356
                                                                               -------------
NET ASSETS ..............................................................      $ 152,767,797
                                                                               =============

NET ASSET VALUE PER SHARE:
CLASS A ($60,770,565 (divided by)  5,563,660 shares) ...................              $10.92
                                                                                      ======
CLASS B ($55,099,714 (divided by)  5,196,216 shares) ...................              $10.60
                                                                                      ======
CLASS C ($10,518,117 (divided by)  991,864 shares) .....................              $10.60
                                                                                      ======
CLASS D ($26,379,401 (divided by)  2,487,799 shares) ...................              $10.60
                                                                                      ======

-------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001


INVESTMENT INCOME:
Dividends ...................................................      $    449,771
Interest ....................................................            84,216
                                                                   ------------
TOTAL INVESTMENT INCOME .......................................................           $    533,987

EXPENSES:
Management fee ..............................................           644,861
Distribution and service fees ...............................           452,757
Shareholder account services ................................           233,263
Registration ................................................            32,475
Shareholder reports and communications ......................            31,592
Auditing and legal fees .....................................            18,841
Custody and related services ................................            11,571
Directors' fees and expenses ................................             3,616
Amortization of deferred organization expenses ..............             1,288
Miscellaneous ...............................................             3,320
                                                                   ------------
TOTAL EXPENSES ................................................................              1,433,584
                                                                                          ------------
NET INVESTMENT LOSS ...........................................................               (899,597)

NET REALIZED AND UNREALIZED GAINON INVESTMENTS:
Net realized gain on investments ............................         5,508,346
Net change in unrealized appreciation of investments ........         7,274,314
                                                                   ------------
NET GAIN ON INVESTMENTS .......................................................             12,782,660
                                                                                          ------------
INCREASE IN NET ASSETS FROM OPERATIONS ........................................           $ 11,883,063
                                                                                          ============

-------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        SIX MONTHS ENDED     YEAR ENDED
                                                                         JUNE 30, 2001    DECEMBER 31, 2000
                                                                        ----------------  -----------------
OPERATIONS:
Net investment loss ................................................     $    (899,597)     $  (1,553,482)
Net realized gain (loss) on investments ............................         5,508,346        (24,018,394)
Net change in unrealized appreciation/depreciation of investments ..         7,274,314         49,031,321
                                                                         -------------      -------------
INCREASE IN NET ASSETS FROM OPERATIONS .............................        11,883,063         23,459,445
                                                                         -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS:                                                      --                 --
                                                                         -------------      -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ..................................        20,937,557         21,696,206
Exchanged from associated Funds ....................................        35,674,712         17,975,017
                                                                         -------------      -------------
Total ..............................................................        56,612,269         39,671,223
                                                                         -------------      -------------
Cost of shares repurchased .........................................       (12,271,064)       (32,035,017)
Exchanged into associated Funds ....................................       (20,428,977)       (27,020,747)
                                                                         -------------      -------------
Total ..............................................................       (32,700,041)       (59,055,764)
                                                                         -------------      -------------
INCREASE (DECREASE)IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ...        23,912,228        (19,384,541)
                                                                         -------------      -------------
INCREASEIN NET ASSETS ..............................................        35,795,291          4,074,904

NET ASSETS:
Beginning of period ................................................       116,972,506        112,897,602
                                                                         -------------      -------------
END OF PERIOD (including accumulated net investment loss of $902,318
  and $2,721, respectively) ........................................     $ 152,767,797      $ 116,972,506
                                                                         =============      =============

-------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Small-Cap Value Fund (the "Fund"), a series of Seligman Value Fund Series, Inc., offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES-- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2001, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

F. ORGANIZATION EXPENSES -- Deferred organization expenses are being amortized on a straight-line basis over a period of 60 months beginning with the commencement of operations of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2001, amounted to $48,093,726 and $28,728,852, respectively.

     At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $30,070,089 and $11,058,733, respectively.

NOTES TO FINANCIAL STATEMENTS

4. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                               SIX MONTHS ENDED                        YEAR ENDED
                                 JUNE 30, 2001                      DECEMBER 31, 2000
                          ----------------------------        ----------------------------
CLASS A                     SHARES           AMOUNT             SHARES           AMOUNT
                          ----------      ------------        ----------      ------------
Sales of shares            1,000,287      $ 10,208,670         1,763,235      $ 14,719,497

Exchanged from
  associated Funds         2,312,890        23,706,662         1,085,397         8,957,851
                          ----------      ------------        ----------      ------------
Total                      3,313,177        33,915,332         2,848,632        23,677,348
                          ----------      ------------        ----------      ------------
Shares
  repurchased               (707,324)       (7,186,272)       (1,842,283)      (15,092,133)
Exchanged into
  associated
  Funds                   (1,715,962)      (17,594,528)       (1,477,070)      (12,050,528)
                          ----------      ------------        ----------      ------------
Total                     (2,423,286)      (24,780,800)       (3,319,353)      (27,142,661)
                          ----------      ------------        ----------      ------------
Increase (Decrease)          889,891      $  9,134,532          (470,721)     $ (3,465,313)
                          ==========      ============        ==========      ============

                               SIX MONTHS ENDED                        YEAR ENDED
                                 JUNE 30, 2001                     DECEMBER 31, 2000
                           ---------------------------        ----------------------------
CLASS B                      SHARES          AMOUNT             SHARES           AMOUNT
                           ---------      ------------        ----------      ------------
Sales of shares              550,197      $  5,452,020           387,732      $  3,280,260
Exchanged from
  associated Funds           572,831         5,718,365           306,714         2,603,371
                          ----------      ------------        ----------      ------------
Total                      1,123,028        11,170,385           694,446         5,883,631
                          ----------      ------------        ----------      ------------
Shares
  repurchased               (274,362)       (2,720,948)       (1,174,647)       (9,317,117)
Exchanged into
  associated
  Funds                     (109,856)       (1,085,939)         (996,299)       (7,764,933)
                          ----------      ------------        ----------      ------------
Total                       (384,218)       (3,806,887)       (2,170,946)      (17,082,050)
                          ----------      ------------        ----------      ------------
Increase (Decrease)          738,810      $  7,363,498        (1,476,500)     $(11,198,419)
                          ==========      ============        ==========      ============

                                SIX MONTHS ENDED                        YEAR ENDED
                                  JUNE 30, 2001                     DECEMBER 31, 2000
                            --------------------------          --------------------------
CLASS C                      SHARES          AMOUNT               SHARES         AMOUNT
                            --------      ------------          ---------     ------------
Sales of shares              377,707      $  3,760,052           303,437      $  2,515,200
Exchanged from
  associated Funds           251,193         2,513,485           410,953         3,467,449
                            --------      ------------          --------      ------------
Total                        628,900         6,273,537           714,390         5,982,649
                            --------      ------------          --------      ------------
Shares
  repurchased                (66,104)         (657,668)          (38,394)         (315,607)
Exchanged into
  associated Funds           (95,017)         (913,559)         (313,501)       (2,686,673)
                            --------      ------------          --------      ------------
Total                       (161,121)       (1,571,227)         (351,895)       (3,002,280)
                            --------      ------------          --------      ------------
Increase                     467,779      $  4,702,310           362,495      $  2,980,369
                            ========      ============          ========      ============

                                SIX MONTHS ENDED                       YEAR ENDED
                                  JUNE 30, 2001                    DECEMBER 31, 2000
                           ---------------------------        ----------------------------
CLASS D                      SHARES          AMOUNT             SHARES           AMOUNT
                           ----------     ------------        -----------    -------------
Sales of shares              154,145      $  1,516,815           144,746      $  1,181,249
Exchanged from
  associated Funds           381,239         3,736,200           337,031         2,946,346
                            --------      ------------        ----------      ------------
Total                        535,384         5,253,015           481,777         4,127,595
                            --------      ------------        ----------      ------------
Shares
  repurchased               (171,559)       (1,706,176)         (921,843)       (7,310,160)
Exchanged into
  associated
  Funds                      (86,135)         (834,951)         (564,152)       (4,518,613)
                            --------      ------------        ----------      ------------
Total                       (257,694)       (2,541,127)       (1,485,995)      (11,828,773)
                            --------      ------------        ----------      ------------
Increase (Decrease)          277,690      $  2,711,888        (1,004,218)     $ (7,701,178)
                            ========      ============        ==========      ============

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS-- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets.

     Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $12,496 from sales of Class A shares. Commissions of $98,140 and $35,705 were paid to dealers for sales of Class A and Class C shares, respectively.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2001, fees incurred under the Plan aggregated $64,701 or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continu-

NOTES TO FINANCIAL STATEMENTS


ing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the six months ended June 30, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $237,335, $36,820, and $113,901, respectively.

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2001, such charges amounted to $14,699.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 2001, amounted to $8,066.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2001, Seligman Services, Inc. received commissions of $1,020 from the sales of shares of the Fund and distribution and service fees of $5,610 pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $233,263 for shareholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 2001, of $3,152 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2001, the Fund did not borrow from the credit facility.

7. CAPITAL LOSS CARRYFORWARD -- At December 31, 2000, the Fund had a net capital loss carryforward for federal income tax purposes of $15,267,289, which is available for offset against future taxable net capital gains, expiring in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders of this Fund until net capital gains have been realized in excess of the available capital loss carryforward.

FINANCIAL HIGHLIGHTS

     The tables below are intended to help you understand each Class's financial performance from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                            CLASS A
                                                -----------------------------------------------------------
                                                SIX MONTHS         YEAR ENDED DECEMBER 31,        4/25/97**
                                                   ENDED     ---------------------------------      TO
                                                  6/30/01       2000       1999        1998      12/31/97
                                                ----------   ---------- ----------  ----------  -----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ........   $ 10.01      $  7.91     $  7.87     $  9.73     $  7.14
                                                -------      -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ................     (0.05)       (0.09)      (0.07)      (0.09)      (0.07)
Net realized and unrealized gain
  (loss) on investments .....................      0.96         2.19        0.15       (1.74)       2.67
                                                -------      -------     -------     -------     -------
TOTAL FROM INVESTMENT OPERATIONS ............      0.91         2.10        0.08       (1.83)       2.60
                                                -------      -------     -------     -------     -------
LESS DISTRIBUTIONS:
Distributions from net realized capital gains        --           --       (0.04)      (0.03)      (0.01)
                                                -------      -------     -------     -------     -------
TOTAL DISTRIBUTIONS .........................        --           --       (0.04)      (0.03)      (0.01)
                                                -------      -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD ..............   $ 10.92      $ 10.01     $  7.91     $  7.87     $  9.73
                                                =======      =======     =======     =======     =======
TOTAL RETURN:                                     9.09%       26.55%       1.00%     (18.81)%      36.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ....   $60,771      $46,807     $40,678     $60,383     $87,510
Ratio of expenses to average net assets .....     1.77%+        1.96%      1.86%       1.69%       1.87%+
Ratio of net investment income
  (loss) to average net assets ..............    (0.94)%+     (1.07)%     (0.92)%     (0.98)%     (1.12)%+
Portfolio turnover rate .....................    22.44%       40.65%      41.48%      30.06%      15.91%

-------------
See footnotes on page 16.

FINANCIAL HIGHLIGHTS

                                                                     CLASS B                                   CLASS C
                                               -----------------------------------------------------------------------------------
                                               SIX MONTHS    YEAR ENDED DECEMBER 31,     4/25/97** SIX MONTHS    YEAR    5/27/99**
                                                  ENDED    --------------------------       TO       ENDED       ENDED       TO
                                                 6/30/01     2000      1999      1998    12/31/97   6/30/01    12/31/00   12/31/99
                                               ----------  -------   -------   -------  ---------  ---------   --------  ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ........   $  9.76    $  7.76   $  7.78   $  9.69   $  7.14    $  9.76      $ 7.76    $ 8.10
                                                -------    -------   -------   -------   -------    -------      ------    ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ................     (0.08)     (0.15)    (0.14)    (0.15)    (0.11)     (0.08)      (0.16)    (0.07)
Net realized and unrealized gain
  (loss) on investments .....................      0.92       2.15      0.16     (1.73)     2.67       0.92        2.16     (0.23)
                                                -------    -------   -------   -------   -------    -------      ------    ------
TOTAL FROM INVESTMENT OPERATIONS ............      0.84       2.00      0.02     (1.88)     2.56       0.84        2.00     (0.30)
                                                -------    -------   -------   -------   -------    -------      ------    ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gains        --         --     (0.04)    (0.03)    (0.01)        --          --     (0.04)
                                                -------    -------   -------   -------   -------    -------      ------    ------
TOTAL DISTRIBUTIONS .........................        --         --     (0.04)    (0.03)    (0.01)        --          --     (0.04)
                                                -------    -------   -------   -------   -------    -------      ------    ------
NET ASSET VALUE, END OF PERIOD ..............   $ 10.60    $  9.76   $  7.76   $  7.78   $  9.69    $ 10.60      $ 9.76    $ 7.76
                                                =======    =======   =======   =======   =======    =======      ======    ======


TOTAL RETURN:                                      8.61%     25.77%     0.24%   (19.41)%   35.82%      8.61%      25.77%    (3.72)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ....   $55,100    $43,486   $46,030   $71,875   $88,330    $10,518      $5,114    $1,254
Ratio of expenses to average net assets .....      2.52%+     2.71%     2.61%     2.44%     2.63%+     2.52%+      2.71%     2.69%+
Ratio of net investment income
  (loss) to average net assets ..............     (1.69)%+   (1.82)%   (1.67)%   (1.73)%   (1.88)%+   (1.69)%+    (1.82)%   (1.65)%+
Portfolio turnover rate .....................     22.44%     40.65%    41.48%    30.06%    15.91%     22.44%      40.65%    41.48%++


                                                                         CLASS D
                                              -----------------------------------------------------------

                                              SIX MONTHS          YEAR ENDED DECEMBER 31,       4/25/97**
                                                 ENDED       -------------------------------        TO
                                                6/30/01        2000        1999        1998      12/31/97
                                              ----------     -------     -------     -------    ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ........   $  9.76      $  7.76     $  7.78     $  9.69     $  7.14
                                                -------      -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ................     (0.08)       (0.15)      (0.13)      (0.15)      (0.11)
Net realized and unrealized gain
  (loss) on investments .....................      0.92         2.15        0.15       (1.73)       2.67
                                                -------      -------     -------     -------     -------
TOTAL FROM INVESTMENT OPERATIONS ............      0.84         2.00        0.02       (1.88)       2.56
                                                -------      -------     -------     -------     -------
LESS DISTRIBUTIONS:
Distributions from net realized capital gains        --           --       (0.04)      (0.03)      (0.01)
                                                -------      -------     -------     -------     -------
TOTAL DISTRIBUTIONS .........................        --           --       (0.04)      (0.03)      (0.01)
                                                -------      -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD ..............   $ 10.60      $  9.76     $  7.76     $  7.78     $  9.69
                                                =======      =======     =======     =======     =======

TOTAL RETURN:                                      8.61%       25.77%       0.24%     (19.41)%     35.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ....   $26,379      $21,565     $24,936     $45,384     $63,360
Ratio of expenses to average net assets .....      2.52%+       2.71%       2.61%       2.44%       2.63%+
Ratio of net investment income
  (loss) to average net assets ..............     (1.69)%+     (1.82)%     (1.67)%     (1.73)%     (1.88)%+
Portfolio turnover rate .....................     22.44%       40.65%      41.48%      30.06%      15.91%

-------------
  * Commencement of operations.
 ** Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN SMALL-CAP VALUE FUND OF
SELIGMAN VALUE FUND SERIES, INC.:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Small-Cap Value Fund as of June 30, 2001, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001 by correspondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Small-Cap Value Fund as of June 30, 2001, the results of its oper-ations, the changes in its net assets, and the financial highlights for all the respective stated periods, in con-formity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
August 10, 2001

BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 3, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
TRUSTEE, New York-Presbyterian Hospital
DIRECTOR, Commonwealth Industries, Inc.
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 2, 4
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

----------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

EXECUTIVE OFFICERS


WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT


NEIL T. EIGEN
VICE PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT


LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY


FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP


GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450  Shareholder Services

(800) 445-1777  Retirement Plan Services

(212) 682-7600  Outside the United States

(800) 622-4597  24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.



-------------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK.

                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                               [J&W LOGO OMITTED]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017
                                WWW.SELIGMAN.COM

 THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
   HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN SMALL-CAP VALUE FUND, WHICH CONTAINS INFORMATION ABOUT THE SALES
 CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY
                       BEFORE INVESTING OR SENDING MONEY.


EQVSC3 6/01                    [RECYCLE LOGO OMITTED] Printed on Recycled Paper




                                   SELIGMAN
                             --------------
                                  LARGE-CAP                 [GRAPHIC]
                                 VALUE FUND




                                                         MID-YEAR REPORT

                                                          JUNE 30, 2001

                                                            ----------

                                                         A VALUE APPROACH

                                                          TO SEEKING THE

                                                       CAPITAL APPRECIATION

                                                           POTENTIAL OF

                                                         LARGER COMPANIES


                                                              [Logo]

                                                      J. & W. SELIGMAN & CO.
                                                           INCORPORATED
                                                         ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[GRAPHIC]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview With Your Portfolio Managers ....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................    9
Statement of Operations ...................................................   10
Statements of Changes in Net Assets .......................................   11
Notes to Financial Statements .............................................   12
Financial Highlights ......................................................   15
Report of Independent Auditors ............................................   17
Board of Directors ........................................................   18
Executive Officers AND For More Information ...............................   19
Glossary of Financial Terms ...............................................   20

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

For the six months ended June 30, 2001, Seligman Large-Cap Value Fund posted a total return of -2.38% based on the net asset value of Class A shares. During the same time period, the Fund's peers, as measured by the Lipper Large-Cap Value Funds Average, delivered a total return of -2.88%, and the Russell 1000 Value Index returned -1.26%. While the Fund's return was modestly negative, it compared favorably to the broader market: The Standard & Poor's 500 Composite Stock Index (S&P 500) returned -6.70%, and the technology-heavy Nasdaq Composite Index returned -12.52%.

The first half of 2001 was difficult for most segments of the stock market, as the US economy continued to slow appreciably and companies' earnings generally fell short of their targets. This type of economic environment typically favors the kind of stocks in which the Fund invests, economically sensitive companies such as financials and consumer staples. History has shown that when the economy is sluggish, value stocks tend to fare better than the overall market.

The current slowdown has been characterized by a dramatic decrease in capital expenditures, particularly in the technology area, a decrease in industrial production, as well as weak corporate earnings and rising unemployment. However, both consumer spending and the housing market have remained strong, and these factors have been crucial in helping the economy avoid recession.

Technology companies in particular are struggling with overcapacity. During the technology boom of the late 1990's, many technology companies took advantage of readily available capital to build capacity, creating a glut that is now hurting profits. For the most part, industrial companies are in a better position than technology companies, but their profits have been hurt as well by a strong dollar and weak demand from abroad.

The Federal Reserve Board has responded aggressively to these circumstances, lowering interest rates six times during the first six months of 2001, for a total of 275 basis points. The Fed hopes that monetary easing will encourage increased business investment and stimulate growth. The Fed has indicated that it considers near-term economic weakness to be more of a threat to prosperity than any inflationary pressures brought about by monetary easing. In fact, inflationary forces have remained benign, giving the Fed flexibility to cut rates again later in the year.

Looking ahead to the remainder of 2001, we anticipate that the economy will respond favorably to the Fed's interest rate cuts. Economic response to changes in monetary policy typically has a lag time of six to nine months; therefore, the economy is probably just beginning to respond to this stimulus. Consumer spending could receive an additional boost from the federal tax rebate, as well as from falling energy prices.

We are optimistic that the stage has been set for a return to healthy economic growth. Corporate earnings may well have bottomed out, and profits could begin to recover as early as the end of 2001, but more likely in 2002. Improved profits should translate into both more spending by businesses and more positive sentiment towards the stock market. As the economy improves large-cap value stocks such as those owned by your Fund should perform well.

As the market volatility of recent years has shown us, it is important to take a long-term view of investing. Thank you for your continued support of Seligman Large-Cap Value Fund. A discussion with your Portfolio Managers, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter.

By order of the Board of Directors,



/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                                      /s/ Brian T. Zino
                                                      -----------------
                                                      Brian T. Zino
                                                      President

August 10, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

Q: HOW DID SELIGMAN LARGE-CAP VALUE FUND PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 2001?

A: Seligman Large-Cap Value Fund delivered a total return of -2.38%, based on the net asset value of Class A shares for the six months ended June 30, 2001. During the same time period, large-cap value stocks, as measured by the Russell 1000 Value Index, returned -1.26%, while the broader market, as measured by the Standard & Poor's 500 Composite Stock Index, returned -6.70%. The Fund's peers, as measured by the Lipper Large-Cap Value Funds Average, posted a total return of -2.88% during this period.

Q: WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S RESULTS DURING THE FIRST HALF OF THE FISCAL YEAR?

A: The most important factor during the first six months of 2001 was the Federal Reserve Board's response to a slowing economy. Responding to significant weakness in the manufacturing sector, poor corporate earnings, rising unemployment, and sharply slower economic growth, the Fed moved to cut interest rates six times, for a total of 275 basis points. Two of these rate cuts came in between regularly scheduled meetings, signaling the Fed's readiness to act aggressively in order to prevent a recession. As the first half of the year came to a close, economic indicators were mixed and the stock market remained volatile. Corporate profits continued to fall short, and the manufacturing sector languished. At the same time, however, consumer spending has held up well, as has the housing market, two important indicators of economic health. The economy tends to respond at a lag of six to nine months to cuts in interest rates, the first of which came in January. We therefore believe that the Fed's actions during the first half of 2001 greatly increased the likelihood of improved economic and earnings growth late this year and into 2002.

Q:  WHAT WAS THE FUND'S INVESTMENT STRATEGY DURING THE PERIOD UNDER REVIEW?

A: During the first six months of 2001, our investment strategy remained constant as we sought out fairly-valued companies with the potential for capital appreciation. While the weakening US economy negatively impacted all companies, we continued to focus on those businesses we believe will benefit most when economic conditions improve. The Fund's largest holdings continued to be in banking, financial, and insurance stocks.

    The Fund continues to have a sizable weighting in basic materials companies, which have the potential to show strong recovery when the global economy strengthens. Many of these companies have dramatically improved their ability to manage inventories and production, and, furthermore, are not burdened with


[PHOTO]

VALUE TEAM: (STANDING, FROM LEFT) NEVIS GEORGE (ADMINISTRATIVE ASSISTANT), MILTON RUBIN (CLIENT SERVICES), MICHELLE BORR, (SEATED, FROM LEFT)RICHARD S. ROSEN (CO-PORTFOLIO MANAGER), NEIL T. EIGEN (PORTFOLIO MANAGER), (NOT SHOWN) MITCH SCHENKMAN

--------------------------------------------------------------------------------

A TEAM APPROACH

Seligman Large-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has over 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen, the Fund's Co-Portfolio Manager, are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying reasonably valued large-capitalization companies with the potential for high returns on equity.

--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

large inventories or excess capacity. Our strategy in this sector has been to invest in companies that we perceive to be the strongest within particular industries, notably paper and chemicals. We expect to maintain our weighting in this sector going forward.

The Fund also holds a large health care position. Historically, health care has been a strong defensive area, offering solid fundamentals and stable earnings for investors. As hopes for an economic recovery gained momentum in the second quarter of 2001, many investors sold their health care holdings. We believe this sell-off was premature, and that these companies still hold value. Our investments in this sector are focused on medical product manufacturers, suppliers, and drug companies with established, strong-selling products.

During the period under review, we also added high-quality, attractively priced aerospace companies to the Fund's portfolio. The Fund's underweighting in technology meant that we were able to avoid the technology debacle that hurt returns in many investment portfolios. We maintained our weighting in the consumer staples sector, anticipating that when the economy does recover, many of these stocks will be among the first to respond positively. Consumer spending, helped by both lower interest rates and lower energy costs, has been one of the few areas that has not declined during the current economic deceleration. If it appears that consumer spending will dramatically weaken, something we do not currently anticipate, we will adjust our commitment to this sector.

Q:  WHAT IS YOUR OUTLOOK FOR 2001?

A: We expect the second half of 2001 to be more positive than the first half. In the coming months, the economy should stabilize and respond to the Fed's series of interest rate cuts. The recently enacted federal tax cut and tax rebate should have a positive effect on consumer spending and, therefore, the economy in general. By the end of 2001 or beginning of 2002 we expect to see clear signs of economic improvement.

    After particularly good investment results in 2000, we believe the Fund should perform well in 2001 relative to its benchmarks. In our view, aggressive monetary policy by the Fed tends to benefit value stocks more than growth stocks. The Fund is well positioned to take advantage of possible additional interest rate cuts. We expect our portfolio of companies to participate fully in a general corporate earnings recovery.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2001

                                                                        AVERAGE ANNUAL
                                                            ---------------------------------------
                                                                             CLASS C
                                                                              SINCE        SINCE
                                                   SIX           ONE        INCEPTION    INCEPTION
                                                 MONTHS*        YEAR         5/27/99      4/25/97
                                               ----------   ------------  ------------ ------------
CLASS A**
With Sales Charge ...........................     (7.05)%       24.48%         n/a         13.27%
Without Sales Charge ........................     (2.38)        30.70          n/a         14.61

CLASS B**
With CDSC+ ..................................     (7.63)        24.70          n/a         13.41
Without CDSC ................................     (2.77)        29.70          n/a         13.73

CLASS C**
With Sales Charge and CDSC ..................     (4.71)        27.46         5.75%         n/a
Without Sales Charge and CDSC ...............     (2.77)        29.70         6.27          n/a

CLASS D**
With 1% CDSC ................................     (3.75)        28.59          n/a          n/a
Without CDSC ................................     (2.78)        29.59          n/a         13.71

LIPPER LARGE CAP VALUE FUNDS AVERAGE*** .....     (2.88)         3.52         1.27+++      10.35++

RUSSELL 1000 VALUE INDEX*** .................     (1.26)        10.33         1.62+++      12.92++

S&P 500*** ..................................     (6.70)       (14.83)       (1.74)+++     12.24++




NET ASSET VALUE

             JUNE 30, 2001    DECEMBER 31, 2000    JUNE 30, 2000
             -------------    -----------------    -------------
CLASS A          $11.87            $12.16            $9.40
CLASS B           11.57             11.90             9.24
CLASS C           11.57             11.90             9.24
CLASS D           11.56             11.89             9.24


CAPITAL GAIN (LOSS) INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 2001

REALIZED                  $(0.159)(o)
UNREALIZED                  1.047 (oo)


Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

----------
 *   Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Lipper Large Cap Value Funds Average (Lipper Large Cap Value Average), the Russell 1000 Value Index, and the S&P 500 are unmanaged benchmarks that assume investment of dividends and exclude the effect of fees and sales charges. The monthly performances of the Lipper Large Cap Value Average are used in the Performance Overview. Investors cannot invest directly in an average or an index.
  +  The CDSC is 5% for periods of one year or less, and 2% since inception.
 ++  From April 30, 1997.
+++  From May 31, 1999.
(o) Excludes net gain realized in November and December 2000, payable in 2001, of approximately $0.04 per share.
(oo) Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2001.

PERFORMANCE OVERVIEW

GROWTH OF AN ASSUMED $10,000 INVESTMENT


CLASS A SHARES

APRIL 25, 1997+ TO JUNE 30, 2001

[The following table represents a mountain chart in the printed piece.]

$9,520*
Initial Amount Invested
4/25/97

4/25/97                     9520
6/30/97                    10813
                           11813
12/31/97                   12308
                           13906
6/30/98                    14000
                           11509
12/31/98                   13732
                           13787
6/30/99                    15182
                           12952
12/31/99                   13363
                           12939
6/30/00                    12884
                           15145
12/31/00                   17251
                           16613
6/30/01                    16840

$16,840
Total Value at June 30, 2001

--------------------------------------------------------------------------------

CLASS B SHARES

APRIL 25, 1997+ TO JUNE 30, 2001

[The following table represents a mountain chart in the printed piece.]

$10,000
Initial Amount Invested
4/25/97

4/25/97                    10000
6/30/97                    11331
                           12367
12/31/97                   12846
                           14494
6/30/98                    14565
                           11950
12/31/98                   14239
                           14267
6/30/99                    15683
                           13352
12/31/99                   13753
                           13281
6/30/00                    13209
                           15497
12/31/00                   17621
                           16925
6/30/01                    17132

$17,132**
Total Value at June 30, 2001

--------------------------------------------------------------------------------

CLASS C SHARES

MAY 27, 1999+ TO JUNE 30, 2001

[The following table represents a mountain chart in the printed piece.]

$9,899*
Initial Amount
Invested
5/27/99

5/27/99                     9899
6/30/99                    10291
                            8762
12/31/99                    9024
                            8715
6/30/00                     8668
                           10169
12/31/00                   11563
                           11116
6/30/01                    11242

$11,242
Total Value at June 30, 2001

--------------------------------------------------------------------------------

CLASS D SHARES

APRIL 25, 1997+ TO JUNE 30, 2001

[The following table represents a mountain chart in the printed piece.]

$10,000
Initial Amount Invested
4/25/97

4/25/97                    10000
6/30/97                    11331
                           12367
12/31/97                   12846
                           14494
6/30/98                    14565
                           11950
12/31/98                   14239
                           14267
6/30/99                    15683
                           13352
12/31/99                   13753
                           13281
6/30/00                    13209
                           15497
12/31/00                   17607
                           16911
6/30/01                    17118

$17,118
Total Value at June 30, 2001



These charts reflect the growth of a $10,000 investment for Class A, Class B, Class C, and Class D shares since inception, assuming that all distributions within the period are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable. Past performance is not indicative of future investment results.

----------
 * Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
** Excludes the effect of the 2% CDSC.
 + Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS

JUNE 30, 2001

                                                                                                           PERCENT OF NET ASSETS
                                                                                                          -----------------------
                                                                                                          JUNE 30,   DECEMBER 31,
                                                           ISSUES         COST              VALUE           2001         2000
                                                           ------    -------------      -------------     --------   ------------
COMMON STOCKS:
  Aerospace ...........................................      3       $  25,543,644      $  26,876,800        9.3%        5.2%
  Automotive and Related ..............................      1           8,861,800          8,776,036        3.0         2.4
  Banking/Diversified Financial/Savings
   and Loans ..........................................      6          46,802,414         55,630,686       19.2        18.6
  Chemicals ...........................................      2          17,832,969         17,741,250        6.1         3.4
  Drugs and Health Care ...............................      3          19,563,174         20,130,889        6.9         8.3
  Electric and Gas Utilities ..........................     --                  --                 --       --           0.5
  Electronic Technology ...............................      1           7,707,730          9,605,000        3.3         2.8
  Energy ..............................................      2          11,068,373         12,370,580        4.3         5.3
  Household Products and Furnishings ..................      1           8,967,695          8,944,000        3.1         3.3
  Insurance ...........................................      3          25,316,842         31,558,614       10.9        10.3
  Medical Products and Technology .....................      2          13,837,830         17,860,050        6.2         5.2
  Paper and Forest Products ...........................      2          17,288,160         18,675,892        6.4         6.4
  Retail Trade ........................................      3          27,908,163         28,314,950        9.8        11.2
  Telecommunications ..................................      2          20,608,902         18,177,349        6.3         5.6
  Tobacco .............................................      1           7,489,344         10,150,000        3.5         3.7
                                                          ----      --------------     --------------      -----       -----
                                                            32         258,797,040        284,812,096       98.3        92.2
SHORT-TERM HOLDING AND
  OTHER ASSETS AND LIABILITIES ........................      1           4,970,884          4,970,884        1.7         7.8
                                                          ----      --------------     --------------      -----       -----
NET ASSETS ............................................     33        $263,767,924       $289,782,980      100.0%      100.0%
                                                          ====      ==============     ==============      =====       =====

LARGEST INDUSTRIES
JUNE 30, 2001

[Data below represents a bar chart in the printed piece]

$55,630,686      $31,558,614       $28,314,950      $26,876,800     $20,130,889

   19.2%            10.9%              9.9%             9.3%            6.9%

 BANKING/         INSURANCE           RETAIL          AEROSPACE        DRUGS
DIVERSIFIED                            TRADE                            AND
FINANCIAL/                                                           HEALTH CARE
 SAVINGS
AND LOANS

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

LARGEST PURCHASES
-----------------
Boeing*
Bristol-Myers Squibb*
Praxair*
Costco Wholesale
Kimberly-Clark
Radio Shack
Medtronic
Safeway
Qwest Communications International
St. Paul Companies

LARGEST SALES
-------------
Conagra**
United Healthcare Group**
Humana
Dole Food**
Dial**
Edison International**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

----------
  * Position added during the period.
 ** Position eliminated during the period.




--------------------------------------------------------------------------------

LARGEST PORTFOLIO HOLDINGS
JUNE 30, 2001

SECURITY                                                                VALUE
--------                                                                -----
UnumProvident ............................................           $12,260,204
Philip Morris ............................................            10,150,000
St. Paul Companies .......................................             9,884,550
Boeing ...................................................             9,730,000
Safeway ..................................................             9,720,000
Sprint FON Group .........................................           $ 9,612,000
International Business Machines ..........................             9,605,000
J.P. Morgan Chase ........................................             9,589,000
Washington Mutual ........................................             9,575,250
International Paper ......................................             9,460,500

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001
                                                       SHARES          VALUE
COMMON STOCKS 98.3%                                    ------          -----
AEROSPACE  9.3%
 Boeing                                                175,000       $ 9,730,000
 Goodrich (B.F.)                                       220,000         8,355,600
 United Technologies                                   120,000         8,791,200
                                                                     -----------
                                                                      26,876,800
                                                                     -----------
AUTOMOTIVE AND
  RELATED  3.0%
 Ford Motor                                            357,476         8,776,036
                                                                     -----------
BANKING/DIVERSIFIED
   FINANCIAL/SAVINGS
   AND LOANS  19.2%
 Bank of New York                                      190,000         9,120,000
 Citigroup                                             173,333         9,158,916
 Fannie Mae                                            110,000         9,366,500
 Fleet Boston Financial                                223,600         8,821,020
 J.P. Morgan Chase                                     215,000         9,589,000
 Washington Mutual                                     255,000         9,575,250
                                                                     -----------
                                                                      55,630,686
                                                                     -----------
CHEMICALS  6.1%
 Dow Chemical                                          265,000         8,811,250
 Praxair                                               190,000         8,930,000
                                                                     -----------
                                                                      17,741,250
                                                                     -----------
DRUGS AND HEALTH CARE  6.9%
 American Home Products                                150,600         8,801,064
 Bristol-Myers Squibb                                  180,000         9,414,000
 Humana*                                               194,500         1,915,825
                                                                     -----------
                                                                      20,130,889
                                                                     -----------
ELECTRONIC TECHNOLOGY  3.3%
 International Business Machines                        85,000         9,605,000
                                                                     -----------
ENERGY  4.3%
 El Paso Energy                                         77,000         4,045,580
 Texaco                                                125,000         8,325,000
                                                                     -----------
                                                                      12,370,580
                                                                     -----------
HOUSEHOLD PRODUCTS AND
  FURNISHINGS  3.1%
 Kimberly-Clark                                        160,000         8,944,000
                                                                     -----------
INSURANCE  10.9%
 Allstate                                              214,000         9,413,860
 St. Paul Companies                                    195,000         9,884,550
 UnumProvident                                         381,700        12,260,204
                                                                     -----------
                                                                      31,558,614
                                                                     -----------
MEDICAL PRODUCTS AND
   TECHNOLOGY  6.2%
 Baxter International                                  172,000        8,428,000
 Medtronic                                             205,000        9,432,050
                                                                  -------------
                                                                     17,860,050
                                                                  -------------
PAPER AND FOREST
  PRODUCTS  6.4%
 Georgia-Pacific Group                                 272,242        9,215,392
 International Paper                                   265,000        9,460,500
                                                                  -------------
                                                                     18,675,892
                                                                  -------------
RETAIL TRADE  9.8%
 Costco Wholesale*                                     230,000        9,444,950
 Radio Shack                                           300,000        9,150,000
 Safeway*                                              202,500        9,720,000
                                                                  -------------
                                                                     28,314,950
                                                                  -------------
TELECOMMUNICATIONS  6.3%
 Qwest Communications
   International*                                      268,759        8,565,349
 Sprint FON Group*                                     450,000        9,612,000
                                                                  -------------
                                                                     18,177,349
                                                                  -------------
TOBACCO  3.5%
 Philip Morris                                         200,000       10,150,000
                                                                  -------------

TOTAL COMMON STOCKS
   (Cost $258,797,040)                                              284,812,096
FIXED TIME DEPOSITS  1.9%
   (Cost $5,400,000)
BNP Paribas, Grand Cayman
  4.125%, 7/2/2001                                                    5,400,000
                                                                  -------------
TOTAL INVESTMENTS  100.2%
   (Cost $264,197,040)                                              290,212,096
OTHER ASSETS
  LESS LIABILITIES  (0.2)%                                             (429,116)
                                                                  -------------
NET ASSETS  100.0%                                                $ 289,782,980
                                                                  =============
----------
* Non-income producing security.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001

ASSETS:
Investments, at value:
  Common stocks (cost $258,797,040) ...........   $284,812,096
  Short-term holdings (cost $5,400,000) .......      5,400,000     $290,212,096
                                                  ------------
Cash ...........................................................         46,348
Receivable for Capital Stock sold ..............................      3,283,984
Receivable for dividends and interest ..........................        492,875
Expenses prepaid to shareholder service agent ..................         55,159
Deferred organization expenses .................................          2,147
Other ..........................................................         33,009
                                                                   ------------
TOTAL ASSETS ...................................................    294,125,618
                                                                   ------------
LIABILITIES:
Payable for securities purchased ...............................      2,806,008
Payable for Capital Stock repurchased ..........................        925,296
Management fee payable .........................................        188,584
Accrued expenses and other .....................................        422,750
                                                                   ------------
TOTAL LIABILITIES ..............................................      4,342,638
                                                                   ------------
NET ASSETS .....................................................   $289,782,980
                                                                   ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.001 par value;
  1,000,000,000 shares authorized;
  24,847,576 shares outstanding):
  Class A ......................................................   $      7,980
  Class B ......................................................          7,767
  Class C ......................................................          5,770
  Class D ......................................................          3,330
Additional paid-in capital .....................................    266,418,874
Undistributed net investment income ............................        233,977
Accumulated net realized loss ..................................     (2,909,774)
Net unrealized appreciation of investments .....................     26,015,056
                                                                   ------------
NET ASSETS .....................................................   $289,782,980
                                                                   ============
NET ASSET VALUE PER SHARE:
CLASS A ($94,702,318 / 7,980,034 shares) .......................         $11.87
                                                                         ======
CLASS B ($89,843,046 / 7,767,461 shares) .......................         $11.57
                                                                         ======
CLASS C ($66,727,322 / 5,769,764 shares) .......................         $11.57
                                                                         ======
CLASS D ($38,510,294 / 3,330,317 shares) .......................         $11.56
                                                                         ======
----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001

INVESTMENT INCOME:
Dividends .......................................  $ 2,293,666
Interest ........................................      267,056
                                                   -----------
TOTAL INVESTMENT INCOME .......................................     $ 2,560,722
EXPENSES:
Management fee ..................................      991,497
Distribution and service fees ...................      919,500
Shareholder account services ....................      365,183
Shareholder reports and communications ..........       39,112
Registration ....................................       37,509
Auditing and legal fees .........................       28,739
Custody and related services ....................       22,652
Directors' fees and expenses ....................        4,638
Amortization of deferred organization expenses ..        1,288
Miscellaneous ...................................        3,386
                                                   -----------
TOTAL EXPENSES ................................................       2,413,504
                                                                    -----------
NET INVESTMENT INCOME .........................................         147,218
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments ................   (3,948,607)
Net change in unrealized
  appreciation of investments ...................   (2,328,404)
                                                   -----------
NET LOSS ON INVESTMENTS .......................................      (6,277,011)
                                                                    -----------
DECREASE IN NET ASSETS FROM OPERATIONS ........................     $(6,129,793)
                                                                    ===========
----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        SIX MONTHS ENDED       YEAR ENDED
                                                                          JUNE 30, 2001     DECEMBER 31, 2000
                                                                        ----------------  -------------------
OPERATIONS:
Net investment income ..................................................   $    147,218       $    325,173
Net realized gain (loss) on investments ................................     (3,948,607)         3,939,758
Net change in unrealized appreciation/depreciation of investments ......     (2,328,404)        32,059,205
                                                                           ------------       ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......................     (6,129,793)        36,324,136
                                                                           ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A ..............................................................             --         (2,002,239)
  Class B ..............................................................             --         (1,815,330)
  Class C ..............................................................             --           (838,274)
  Class D ..............................................................             --           (872,364)
                                                                           ------------       ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ..............................             --         (5,528,207)
                                                                           ------------       ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ......................................     80,455,159         60,080,069
Exchanged from associated Funds ........................................     50,136,631         45,995,356
Value of shares issued in payment of gain distributions ................             --          5,008,098
                                                                           ------------       ------------
Total ..................................................................    130,591,790        111,083,523
                                                                           ------------       ------------
Cost of shares repurchased .............................................    (34,206,950)       (42,658,108)
Exchanged into associated Funds ........................................    (12,502,290)       (34,328,391)
                                                                           ------------       ------------
Total ..................................................................    (46,709,240)       (76,986,499)
                                                                           ------------       ------------
INCREASE IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS ..................................................     83,882,550         34,097,024
                                                                           ------------       ------------
INCREASE IN NET ASSETS .................................................     77,752,757         64,892,953
NET ASSETS:
Beginning of period ....................................................    212,030,223        147,137,270
                                                                           ------------       ------------
END OF PERIOD (including undistributed net investment
  income of $233,977 and $86,759, respectively) ........................   $289,782,980       $212,030,223
                                                                           ============       ============

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Large-Cap Value Fund (the "Fund"), a series of Seligman Value Fund Series, Inc., offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2001, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

F. ORGANIZATION EXPENSES -- Deferred organization expenses are being amortized on a straight-line basis over a period of 60 months beginning with the commencement of operations of the Fund.

NOTES TO FINANCIAL STATEMENTS
3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2001, amounted to $120,396,545 and $24,845,986, respectively.

   At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $31,691,332 and $5,676,276, respectively.

4. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:
                             SIX MONTHS ENDED                YEAR ENDED
                              JUNE 30, 2001               DECEMBER 31, 2000
                        --------------------------    -------------------------
CLASS A                   SHARES         AMOUNT         SHARES        AMOUNT
                        ----------    ------------    ----------    -----------
Sales of shares          2,297,483    $ 27,480,958     2,763,388    $28,953,700
Exchanged from
  associated Funds       1,240,592      14,783,652     1,173,259     12,389,985
Shares issued in
  payment of gain
  distributions                 --              --       160,245      1,823,588
                        ----------    ------------    ----------    -----------
Total                    3,538,075      42,264,610     4,096,892     43,167,273
                        ----------    ------------    ----------    -----------
Shares
  repurchased           (1,376,029)    (16,490,314)   (1,668,371)   (16,338,806)
Exchanged into
  associated Funds        (466,333)     (5,538,580)     (932,470)    (8,935,147)
                        ----------    ------------    ----------    -----------
Total                   (1,842,362)    (22,028,894)   (2,600,841)   (25,273,953)
                        ----------    ------------    ----------    -----------
Increase                 1,695,713    $ 20,235,716     1,496,051    $17,893,320
                        ==========    ============    ==========    ===========

CLASS B                   SHARES         AMOUNT         SHARES        AMOUNT
                         ---------    ------------     ---------    -----------
Sales of shares          1,180,530    $ 13,761,952       604,406    $ 6,221,253
Exchanged from
  associated Funds       1,761,423      20,473,575     1,746,991     18,767,046
Shares issued in
  payment of gain
  distributions                 --              --       141,510      1,577,835
                        ----------    ------------    ----------    -----------
Total                    2,941,953      34,235,527     2,492,907     26,566,134
                        ----------    ------------    ----------    -----------
Shares repurchased        (503,764)     (5,834,105)   (1,133,335)   (10,802,069)
Exchanged into
  associated Funds        (358,812)     (4,112,028)   (1,591,449)   (14,560,237)
                        ----------    ------------    ----------    -----------
Total                     (862,576)     (9,946,133)   (2,724,784)   (25,362,306)
                        ----------    ------------    ----------    -----------
Increase (Decrease)      2,079,377    $ 24,289,394      (231,877)   $ 1,203,828
                        ==========    ============    ==========    ===========

                             SIX MONTHS ENDED                YEAR ENDED
                              JUNE 30, 2001               DECEMBER 31, 2000
                        --------------------------    -------------------------
CLASS C                   SHARES         AMOUNT         SHARES        AMOUNT
                        ----------    ------------    ----------    -----------
Sales of shares          3,038,301    $ 35,364,206     2,197,742    $22,866,744
Exchanged from
  associated Funds         480,964       5,574,478       449,945      4,971,916
Shares issued in
  payment of gain
  distributions                 --              --        72,948        813,382
                        ----------    ------------    ----------    -----------
Total                    3,519,265      40,938,684     2,720,635     28,652,042
                        ----------    ------------    ----------    -----------
Shares repurchased        (786,141)     (9,201,779)     (431,972)    (4,410,833)
Exchanged into
  associated Funds         (63,680)       (739,210)     (141,626)    (1,361,235)
                        ----------    ------------    ----------    -----------
Total                     (849,821)     (9,940,989)     (573,598)    (5,772,068)
                        ----------    ------------    ----------    -----------
Increase                 2,669,444    $ 30,997,695     2,147,037    $22,879,974
                        ==========    ============    ==========    ===========

CLASS D                   SHARES         AMOUNT         SHARES        AMOUNT
                        ----------    ------------    ----------    -----------
Sales of shares            329,207    $  3,848,043       204,028    $ 2,038,372
Exchanged from
  associated Funds         801,438       9,304,926       926,226      9,866,409
Shares issued in
  payment of gain
  distributions                 --              --        71,211        793,293
                        ----------    ------------    ----------    -----------
Total                    1,130,645      13,152,969     1,201,465     12,698,074
                        ----------    ------------    ----------    -----------
Shares repurchased        (230,621)     (2,680,752)   (1,173,705)   (11,106,400)
Exchanged into
  associated Funds        (181,299)     (2,112,472)     (988,795)    (9,471,772)
                        ----------    ------------    ----------    -----------
Total                     (411,920)     (4,793,224)   (2,162,500)   (20,578,172)
                        ----------    ------------    ----------    -----------
Increase (Decrease)        718,725    $  8,359,745      (961,035)   $(7,880,098)
                        ==========    ============    ==========    ===========

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS-- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.80% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $24,389 from sales of Class A shares. Commissions of $193,229 and $323,727 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily

NOTES TO FINANCIAL STATEMENTS

net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2001, fees incurred under the Plan aggregated $90,953, or 0.22% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended June 30, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, ClassC, and Class D shares, amounted to $384,501, $272,791, and $171,255, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2001, such charges amounted to $117,078.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 2001, amounted to $20,428.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2001, Seligman Services, Inc. received commissions of $1,301 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $8,924, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $365,183 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 2001, of $2,997 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2001, the Fund did not borrow from the credit facility.

FINANCIAL HIGHLIGHTS

The tables below are intended to help you understand each Class's financial performance from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                            CLASS A
                                                       -------------------------------------------------
                                                       SIX MONTHS   YEAR ENDED DECEMBER 31,     4/25/97*
                                                         ENDED     -------------------------       TO
                                                        6/30/01    2000       1999      1998    12/31/97
                                                       ---------   ----       ----      ----    --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .................  $12.16    $ 9.75     $10.04    $ 9.09     $7.14
                                                        ------    ------     ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .........................    0.04      0.07       0.05      0.06      0.03
Net realized and unrealized gain (loss)
  on investments .....................................   (0.33)     2.74      (0.32)     0.99      2.06
                                                        ------    ------     ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS .....................   (0.29)     2.81      (0.27)     1.05      2.09
                                                        ------    ------     ------    ------    ------
LESS DISTRIBUTIONS:
Dividends from net investment income .................      --        --      (0.02)    (0.04)    (0.01)
Distributions from net realized capital gains ........      --     (0.40)        --     (0.06)    (0.13)
                                                        ------    ------     ------    ------    ------
TOTAL DISTRIBUTIONS ..................................      --     (0.40)     (0.02)    (0.10)    (0.14)
                                                        ------    ------     ------    ------    ------
NET ASSET VALUE, END OF PERIOD .......................  $11.87    $12.16     $ 9.75    $10.04     $9.09
                                                        ======    ======     ======    ======    ======
TOTAL RETURN:                                            (2.38)%   29.09%     (2.68)%   11.57%    29.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .............  $94,702   $76,411    $46,687   $49,297   $23,699
Ratio of expenses to average net assets ..............    1.43%+    1.61%      1.50%     1.50%     1.47%+
Ratio of net investment income (loss) to average
  net assets .........................................    0.64%+    0.72%      0.53%     0.61%     0.58%+
Portfolio turnover rate ..............................   10.23%    45.79%     30.97%    10.44%    38.74%
Without management fee waiver:**
Ratio of expenses to average net assets ..............                                             2.07%+
Ratio of net investment income (loss) to average
  net assets .........................................                                            (0.02)%+


----------
See footnotes on page 16.

FINANCIAL HIGHLIGHTS

                                                                 CLASS B                                   CLASS C
                                            --------------------------------------------------  -----------------------------
                                            SIX MONTHS   YEAR ENDED DECEMBER 31,      4/25/97*  SIX MONTHS   YEAR   5/27/99(o)
                                              ENDED     ------------------------         TO       ENDED     ENDED      TO
                                             6/30/01    2000      1999      1998      12/31/97   6/30/01   12/31/00  12/31/99
                                            ---------   -----     ----      ----     --------    -------   --------  --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......   $11.90    $ 9.62     $9.96      $9.04     $7.14    $11.90    $ 9.62    $10.55
                                             -------   -------   -------    -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..............    (0.01)    --        (0.02)     (0.02)    (0.01)    (0.01)       --     (0.01)
Net realized and unrealized gain (loss)
  on investments ..........................    (0.32)     2.68     (0.32)      1.00      2.04     (0.32)     2.68     (0.92)
                                             -------   -------   -------    -------   -------   -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS ..........    (0.33)     2.68     (0.34)      0.98      2.03     (0.33)     2.68     (0.93)
                                             -------   -------   -------    -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income ......       --        --        --         --        --        --        --        --
Distributions from net realized
  capital gains ...........................       --     (0.40)       --      (0.06)    (0.13)       --     (0.40)       --
                                             -------   -------   -------    -------   -------   -------   -------   -------
TOTAL DISTRIBUTIONS .......................       --     (0.40)       --      (0.06)    (0.13)       --     (0.40)       --
                                             -------   -------   -------    -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD ............   $11.57    $11.90     $9.62      $9.96     $9.04    $11.57    $11.90    $ 9.62
                                             =======   =======   =======    =======   =======   =======   =======   =======
TOTAL RETURN:                                  (2.77)%   28.13%    (3.41)%    10.85%    28.46%    (2.77)%   28.13%    (8.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ..   $89,843   $67,675   $56,926    $56,342   $16,930   $66,727   $36,900   $9,169
Ratio of expenses to average net assets ...     2.21%+    2.36%     2.25%      2.25%     2.25%+    2.21%+    2.36%    2.36%+
Ratio of net investment income (loss)
  to average net assets ...................   (0.14)%+  (0.03)%   (0.22)%    (0.14)%   (0.20)%+  (0.14)%+  (0.03)%  (0.23)%+
Portfolio turnover rate ...................    10.23%    45.79%    30.97%     10.44%    38.74%    10.23%    45.79%   30.97%++
Without management fee waiver:**
Ratio of expenses to average net assets ...                                              2.85%+
Ratio of net investment income (loss)
  to average net assets ...................                                            (0.80)%+

                                                               CLASS D
                                          ----------------------------------------------------
                                          SIX MONTHS     YEAR ENDED DECEMBER 31,      4/25/97*
                                             ENDED      -------------------------        TO
                                            6/30/01     2000      1999       1998     12/31/97
                                           ---------    ----      ----       ----     --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......   $11.89    $ 9.62     $9.96      $9.04     $7.14
                                             -------   -------   -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..............    (0.01)       --     (0.02)     (0.02)    (0.01)
Net realized and unrealized gain (loss)
  on investments ..........................    (0.32)     2.67     (0.32)      1.00      2.04
                                             -------   -------   -------    -------   -------
TOTAL FROM INVESTMENT OPERATIONS ..........    (0.33)     2.67     (0.34)      0.98      2.03
                                             -------   -------   -------    -------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income ......       --        --        --         --        --
Distributions from net realized
  capital gains ...........................       --     (0.40)       --      (0.06)    (0.13)
                                             -------   -------   -------    -------   -------
TOTAL DISTRIBUTIONS .......................       --     (0.40)       --      (0.06)    (0.13)
                                             -------   -------   -------    -------   -------
NET ASSET VALUE, END OF PERIOD ............   $11.56    $11.89     $9.62      $9.96     $9.04
                                             =======   =======   =======    =======   =======
TOTAL RETURN:                                  (2.78)%   28.02%    (3.41)%    10.85%    28.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ..   $38,510   $31,044   $34,355    $42,886   $10,358
Ratio of expenses to average net assets ...     2.21%+    2.36%     2.25%      2.25%     2.25%+
Ratio of net investment income (loss)
  to average net assets ...................   (0.14)%+  (0.03)%   (0.22)%    (0.14)%   (0.20)%+
Portfolio turnover rate ...................    10.23%    45.79%    30.97%     10.44%    38.74%
Without management fee waiver:**
Ratio of expenses to average net assets ...                                              2.85%+
Ratio of net investment income (loss)
  to average net assets ...................                                            (0.80)%+

----------
  * Commencement of operations.
 ** During 1997, the Manager, at its discretion, waived a portion of its fees.
(o) Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN LARGE-CAP VALUE FUND OF
SELIGMAN VALUE FUND SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Large-Cap Value Fund as of June 30, 2001, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Large-Cap Value Fund as of June 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for all the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August 10, 2001

--------------------------------------------------------------------------------

BOARD OF DIRECTORS

--------------------------------------------------------------------------------

JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. McPHERSON 3, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 2, 4
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS


--------------------------------------------------------------------------------

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

NEIL T. EIGEN
VICE PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

--------------------------------------------------------------------------------

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                     [Logo]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

                      100 Park Avenue, New York, NY 10017

                                www.seligman.com





THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN LARGE-CAP VALUE FUND, WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

EQVLC3 6/01                                    [Logo] Printed on Recycled Paper